Exhibit 10.3

GUARANTY

THIS GUARANTY (this “Guaranty”) is made and entered into as of November 1, 2019, by Goldrich Placer, LLC, an Alaska limited liability company with an address of 2607 Southeast Blvd., Suite B211, Spokane, WA 99223-7614 (“Guarantor”), in favor of Nicholas Gallagher (“Gallagher”) in his capacity as Agent (“Agent”) for and on behalf of Gallagher and the other lenders described in Schedule 1 attached hereto (Gallagher and the other lenders collectively, “Holders”) (the Agent and the Holders are collectively referred to herein as “Beneficiary”).

RECITALS:

Goldrich Mining Company, an Alaska corporation (“Borrower”), Guarantor, and Holders have entered into that certain Amended and Restated Loan, Security, and Intercreditor Agreement effective as of November 1, 2019 (as amended, supplemented, extended, restated, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which

(1)Holders have loaned to Borrower prior to November 1, 2019, an aggregate principal amount of $3,987,368.49,

(2)Gallagher has agreed to make additional loans to Borrower from and after November 1, 2019, totaling a maximum principal amount of $394,736.84 (the net proceeds of which to GMC will be $375,000), and

(3)with the consent of Agent, any new lender or existing Holder may make an additional loan or loans under the Loan Agreement,

in exchange for secured promissory notes (the “Notes”) and other consideration.

Guarantor is a wholly-owned subsidiary of Borrower.

It is a condition to the Loan Agreement and the Notes that Guarantor execute and deliver this Guaranty and that Borrower and Guarantor execute and deliver a related Deed of Trust With Power of Sale, Assignment of Production, Security Agreement, and Financing Statement (the “Deed of Trust”) as security for the timely payment of all amounts payable to the Holders under the Loan Agreement and the Notes.

The Loan Agreement, the Notes, this Guaranty, and the Deed of Trust are collectively referred to as the “Loan Documents.” “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in Anchorage, Alaska are authorized or required by law to close. All other capitalized terms used herein which are not defined will have the meanings set forth in the Loan Agreement or the Notes, as the case may be.

Guarantor, subject to the terms hereof, covenants and agrees with Beneficiary, as follows:

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ARTICLE I
REPRESENTATIONS AND COVENANTS OF GUARANTOR

Guarantor is an Alaska limited liability company duly organized and existing under the laws of Alaska; it is duly authorized to do business in and is in good standing under the laws of Alaska; it is not in default or violation under any applicable provisions of the laws of Alaska or under its articles of organization or its operating agreement; it has the limited liability company power under said laws and under its articles of organization and operating agreement to enter into and perform all agreements on its part herein contained; it has been authorized to enter into this Guaranty by all necessary limited liability company action and the execution and delivery by it of this Guaranty and the agreements herein contained do not contravene or constitute a default under any agreement, indenture or provisions of its articles of organization, its operating agreement, Alaska law or regulations, or other requirements of law to which it is a party or by which it is bound.

ARTICLE II
COVENANTS AND AGREEMENTS

Section 2.1 Obligations. Guarantor hereby unconditionally guarantees and promises to pay to the order of each Holder (a) the principal sum of each Note held by such Holder when and as the same becomes due, whether at the stated maturity thereof, by acceleration, call for redemption, tender, or otherwise; (b) all Interest payable on each such Note when and as the same becomes due; and (c) any other amounts owing by Borrower to such Holder under the Loan Agreement or any other Loan Document when and as the same becomes due (collectively for all Holders, the “Obligations”).

Section 2.2 Term; Definitions. Subject to ARTICLE III hereof, the Obligations of Guarantor under this Guaranty will remain in full force and effect with respect to the Notes until the payment in full of all Obligations.

Section 2.3 Obligations Unconditional. The obligations of Guarantor under this Guaranty are absolute, unconditional, and irrevocable and will remain in full force and effect until the indefeasible payment or satisfaction in full of all Obligations, and until such occurrence, the obligations of Guarantor under this Guaranty will not be affected, modified, or impaired upon the occurrence from time to time of any event, including without limitation any of the following, whether or not with notice to or the consent of Guarantor:

(a)the compromise, settlement, release, or termination of any or all of the obligations, covenants or agreements of Borrower under the Loan Documents;

(b)the failure to give notice to Borrower or Guarantor of the occurrence of any default or event of default under the terms and provisions of this Guaranty, the Loan Agreement, or any of the other Loan Documents;

(c)the modification or amendment (whether material or otherwise) of any obligation, covenant, or agreement set forth in the Loan Agreement or any of the other Loan Documents so long as the aggregate obligations of Guarantor hereunder are not increased;

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(d)the taking or omission of any action referred to in the Loan Agreement, this Guaranty, or any of the other Loan Documents;

(e)any failure, omission, delay, or lack on the part of Agent (on behalf of Beneficiary) to enforce, assert, or exercise any rights, power, or remedy conferred on Beneficiary in this Guaranty, the Loan Agreement, or any of the other Loan Documents, subject to any applicable statute of limitations;

(f)the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of or other similar proceedings affecting Guarantor or Borrower, or any of the assets of either of them, or any allegation or contest of the validity of this Guaranty in any such proceeding;

(g)the default or failure of Guarantor to perform any of its obligations set forth in this Guaranty;

(h)the default or failure of Borrower under any of the Loan Documents;

(i)the failure of Agent (on behalf of Beneficiary) to fully perform any of its obligations to Borrower or Guarantor;

(j)the invalidity or unenforceability, in whole or in part, of the Loan Agreement or any of the other Loan Documents;

(k)a release or exchange of collateral securing the Notes; or

(l)any other fact, circumstance or event that otherwise would exonerate, or constitute a defense (at law or in equity) to the obligation of, a surety.

Section 2.4 Set Offs; Counterclaims. No set off, counterclaim, reduction, or diminution of the obligation or any defense of any kind or nature which Borrower or Guarantor has or may have against any Holder will be available hereunder to Guarantor against such Holder or any other Holder.

Section 2.5 Right to Proceed. In the event of a default in the payment of the principal sum of any of the Notes when and as the same becomes due, whether at the stated maturity thereof, by acceleration, purchase, or otherwise, or of a default in the payment of any Interest on any of the Notes when and as the same becomes due, or in the event of a failure to make any other payment due and owing under the Loan Agreement or any of the other Loan Documents, or upon the occurrence of any other event of default by Borrower under the terms of the Notes, the Loan Agreement, or any of the other Loan Documents, Agent (on behalf of Beneficiary), in its sole discretion, will have the right to proceed first and directly against Guarantor under this Guaranty without proceeding against Borrower under the Notes, the Loan Agreement, or the other Loan Documents or exhausting any other remedies which it may have and without resorting to any other security held by or for Beneficiary (“Right to Proceed”).

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Section 2.6 Expenditures. Beneficiary is not and will not be obligated to expend or risk its own funds or otherwise incur any financial liability in the taking of any action hereunder if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct by reason of any action so taken.

Section 2.7 Costs and Fees. Guarantor agrees to pay all the costs, expenses, and fees, including all reasonable attorneys’ fees, which may be incurred by Agent (on behalf of Beneficiary) in enforcing or attempting to enforce this Guaranty following any default on the part of either Borrower or Guarantor, whether the same are enforced by suit or otherwise.

Section 2.8 Successors and Assigns. This Guaranty is entered into by Guarantor for the benefit of the Holders and their successors and assigns under the Loan Documents.

Section 2.9 Waivers. Guarantor expressly waives notice from Agent (on behalf of Beneficiary) or from any Holder of its acceptance of and reliance on this Guaranty. Company further waives notice of default, presentment, or demand for payment, protest or notice of nonpayment or dishonor, and all other notices or demands relative to this Guaranty.

Section 2.10 Approval of Amendments. Notwithstanding any provision to the contrary, no amendment or modification to the Loan Documents which would have the effect of increasing Guarantor’s aggregate obligations hereunder will be effective against Guarantor without the prior written consent of Guarantor.

Section 2.11 Security. Performance by Guarantor hereunder is secured by the Deed of Trust.

Section 2.12 Event of Default. Each of the following occurrences will constitute an “Event of Default” under this Guaranty:

(a)an “Event of Default” as defined in Loan Agreement or the Deed of Trust has occurred;

(b)Guarantor fails to observe or perform any covenant or agreement applicable to Guarantor under this Guaranty and fails to cure such failure within 10 Business Days of notice of such failure by Agent to Guarantor;

(c)any representation or warranty made by Guarantor in this Guaranty proves to have been materially false or materially misleading when made;

(d)Guarantor files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any company action in furtherance of any of the foregoing; or an involuntary petition is filed against Guarantor under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody, or control of any property of Guarantor;

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(e)Guarantor executes an assignment with respect to substantially all of its assets; or

(f)Guarantor fails to pay, upon demand made by Agent (on behalf of Beneficiary) at any time after Beneficiary has the Right to Proceed, any and all unpaid Obligations owing hereunder.

ARTICLE III
MISCELLANEOUS

Section 3.1 Effect of Debtor Relief Laws. The obligations of Guarantor will not be altered, limited, or affected by any proceeding against Borrower pursuant to any bankruptcy, insolvency, reorganization, or similar law relating to the relief of debtors. This Guaranty will continue to be effective, or be reinstated, as the case may be, if at any time payment of any of the obligations set forth in Section 2.1 by Guarantor is rescinded or must otherwise be restored or returned by Beneficiary upon any action taken by Guarantor or Borrower under any bankruptcy, insolvency, reorganization, or similar law relating to the relief of debtors.

Section 3.2 Remedies; Notice Required by AS 34.20.160.

(a)No remedy herein conferred upon or reserved to Agent or Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy will be cumulative and will be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder will impair any such right or power or will be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Agent (on behalf of Beneficiary) to exercise any remedy conferred upon or reserved to it in this Guaranty, it will not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty should be breached by Guarantor and thereafter duly waived by Agent (on behalf of Beneficiary), such waiver will be limited to the particular breach so waived and will not be deemed to waive any other breach hereunder.

(b)GUARANTOR AGREES AND CONFIRMS THAT (i) IT IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNTS DUE UNDER THIS GUARANTY and (ii) AGENT (FOR AND ON BEHALF OF THE HOLDERS) HAS THE RIGHT TO SUE ON THIS GUARANTY AND TO OBTAIN A PERSONAL JUDGMENT AGAINST GUARANTOR FOR SATISFACTION OF THE AMOUNTS DUE UNDER THIS GUARANTY (INCLUDING AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS) EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES 09.45.170-09.45.220 OF THE DEED OF TRUST GIVEN BY BORROWER AND GUARANTOR TO SECURE PAYMENT OF AMOUNTS DUE UNDER THIS GUARANTY

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(INCLUDING AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS).

Section 3.3 Beneficiary May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, bankruptcy reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the rights of creditors of the Guarantor, Beneficiary will be entitled and empowered by intervention in such proceeding or otherwise,

(a)to file and prove a claim for the whole amount of principal and interest owing and unpaid (whether at stated maturity or by acceleration, call for redemption, or otherwise) in respect of each Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of Beneficiary (including any claim for the reasonable compensation, expenses, disbursements, and advances of Beneficiary, its agents, and counsel) allowed in such judicial proceeding; and

(b)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is authorized to make such payments to Agent (on behalf of Beneficiary), to pay to Agent any amount due to it for the reasonable expenses, disbursements, and advances of Agent, its agents, and counsel, and any other amounts due to Beneficiary hereunder.

Section 3.4 Waiver, Amendment. No waiver, amendment, release, or modification of this Guaranty may be established by conduct, custom, or course of dealing, but solely by an instrument in writing duly executed by Agent (on behalf of Beneficiary) and Guarantor.

Section 3.5 Notices. Any notice, request, or other communication required or permitted hereunder must be in writing and will be deemed to have been duly given if delivered in accordance with the Loan Agreement.

Section 3.6 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty will not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

Section 3.7 Counterparts. This Guaranty may be executed simultaneously in several counterparts, including electronic or facsimile copies, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

Section 3.8 Governing Law and Construction. THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS GUARANTY WILL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Guaranty and any other statement, instrument, or transaction contemplated hereby or relating hereto will be interpreted so as to be effective and valid under such applicable law, but if any provision of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision will be ineffective only to the

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extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto.

Section 3.9 Venue. THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN FAIRBANKS OR ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE OTHER PARTY AT ITS OPTION WILL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 3.10 Waiver of Jury Trial. EACH OF GUARANTOR AND BENEFICIARY, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.

GOLDRICH PLACER, LLC
an Alaska limited liability company

By:GOLDRICH MINING COMPANY
its sole member

By: ____________________________

Name: _____________________

Title: ______________________

ACCEPTED BY:

________________________________

Nicholas Gallagher

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